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                                                                   Exhibit 10.14

                          Ariba Supplier Link Program

                          Memorandum of Understanding

This Memorandum of Understanding ("MOU") is a non-binding document entered into this date to summarize the understanding of collaboration efforts between Ariba Technologies, Inc. ("Ariba") a Delaware corporation, headquartered at 1314 Chesapeake Terrace, Sunnyvale CA 94089 and the Ariba Supplier Link (ASL) Partner ("ASL Partner") named below.

Date:        9-22       , 1999
       -----------------

Ariba Supplier Link (ASL) Partner:

Company name:                               Mediaplex, Inc.
                                            ------------------------------
Corporate headquarters location:            131 Steuart St. 4th Fl
                                            ------------------------------
                                            San Francisco, CA 94105
                                            ------------------------------
                                            www.mediaplex.com
                                            ------------------------------

WHEREAS, ASL Partner is in the business of selling goods and services, or providing services or technology for the supply chain, or selling information about goods and services, to businesses;

WHEREAS, Ariba is a developer and supplier of enterprise application software for Operating Resource Management;

WHEREAS, Ariba and ASL Partner wish to establish a relationship under which Ariba and ASL Partner work together to meet the needs of their customers;

NOW THEREFORE, the parties set forth their mutual non-binding intent and understanding as follows:

I)  ASL Partner shall:

    A) Support open standards for integration via the internet between the Ariba Operating Resource Management System (ORMS) and the ASL Partner's system, where;

       1) Customer implementation requirements or ASL Partner interests drive the integration timing.

       2) ASL Partner agrees to provide a technical liaison to facilitate integration with Ariba.

    B) Allow Ariba or the ASL Partner to issue a mutually-acceptable and pre-approved press release announcing that the ASL Partner has joined the ASL Program and is, or will
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              be, capable of working with Ariba ORMS customers. As part of this obligation, ASL Partner further agrees to:

              1)  Provide Ariba a quote to be used in said press release; and,

              2) Make appropriate executives available to be interviewed by press and analysts that may wish to further understand the significance of the announcement.

          C) Allow Ariba to promote the ASL Partner to Ariba's customers as an Ariba ORMS-capable supplier.

          D)  Allow Ariba to promote the ASL Partner on www.ariba.com.
                                                        -------------

          E) Solely on its own best business judgement, the ASL Partner further agrees to participate in public relations, promotions, and advertising sponsored by Ariba.

II)       Ariba shall:

          A) Promote the ASL Partner to its customers and prospects through the following methods, the exact form of which shall be Ariba's decision alone based solely on Ariba's business judgement;

              1) Announce that Ariba and the ASL Partner have entered into this Ariba Supplier Link program memorandum of understanding with a press release and press activities.

              2)  List ASL Partner on its public web site: www.ariba.com.
                                                           -------------

              3) Provide information on ASL Partner to its world-wide sales force and implementation partners.

              4) Provide ASL Partner the opportunity to exhibit and or sponsor various Ariba-sponsored customer events including but not limited to the Ariba Advisory Council and User Group. There may be a cost associated with some of these exhibit activities.

              5) Include ASL Partner in corporate presentations, literature, and advertising.

          B) Provide technical assistance to the ASL Partner, the extent of which is up to the sole business judgement of Ariba.

          C) Seek the advice of the ASL Partner in its product development planning efforts.

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III)      Contact information:

          For Ariba:              ASL Program Manager
                                  Ariba Technologies, Inc.
                                  1314 Chesapeake Terrace
                                  Sunnyvale, CA 94089
                                  (408) 543-3800
                                  ASL@ariba.com
                                  -------------


          For ASL Partner:        Mediaplex, Inc.
                                  -------------------------------
                                  Contact

                                  Kenneth C. Kucera
                                  -------------------------------
                                  Name

                                  131 Steuart St. 4th Fl
                                  -------------------------------
                                  Address 1


                                  -------------------------------
                                  Address 2

                                  San Francisco, CA 94105
                                  -------------------------------
                                  City, State ZIP

                                  415-808-1900 x 1960
                                  -------------------------------
                                  Phone

                                  KKucera@mediaplex.com
                                  -------------------------------
                                  e-mail


III)      Approvals

          All materials, whether printed or made available electronically, that are prepared by either party and in any way mention the Ariba Supplier Link Program (other than licensed use of the Ariba Supplier Link Logo) or the other party must be approved by both parties in writing prior to use.

IV)       Term and Termination

          A) The term of this MOU is one year from the date noted above unless terminated by notice.

          B) This MOU may be terminated by either party with thirty (30) days notice to the other party.

          C) Any changes to this MOU must be in writing and signed by the parties.

          D) This MOU is not intended to create a legal partnership or suggest that the parties' activities are directed to that purpose. The parties agree that any formal legal relationship must be evidenced by a separate document executed between the corporate officers of the respective parties.

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V) SIGNATURES


Ariba Technologies Inc.                          ASL Partner:

By: /s/ Edward P. Kinsey                         By: /s/ K.C. Kucera
   ------------------------------                   ------------------------
   Signature                                        Signature

   Edward P. Kinsey                                 K.C. Kucera
   ------------------------------                   ------------------------
   Name (Typed/printed)                             Name (Typed/printed)

   Chief Financial Officer                          VP Strategic Business Dev.
   ------------------------------                   ------------------------
   Title (Typed)                                    Title (Typed)

   10/14/99                                         9-22-99
   ------------------------------                   ------------------------
   Date                                             Date